Exhibit 99.1

ACQUISITION AGREEMENT

By and Between

INFORMATION ARCHITECTS CORPORATION

A Public Company

And

WELLESLEY ASSET SECURED PORTFOLIO, INC.

FINANCIAL FUND COMPANY

Dated December 30, 2011

AGREEMENT

THIS AGREEMENT (hereinafter referred to as this "Agreement") is entered into as of this ___ day of NOVEMBER, 2011 by and between INFORMATION ARCHITECTS CORPORATION (IACH as to this agreement) a publically held organized under the laws of North Carolina and WELLESLEY ASSET SECURED  PORTFOLIO, INC a Florida Corporation (CORP as to this agreement) upon the following premises which currently owns the B interests of Pan American LLC (a financial fund called Pan American Fund LLC):

Premises

WHEREAS, Management of the constituent corporations have determined that it is in the best interest of the parties that IACH acquire the B ownership interests of PAN AMERICAN FUND LLC (a LLC organized within the laws of Florida) (a financial fund). CORP owns the B ownership interests of Pan Am LLC (LLC as to this Agreement) and will transfer these B interests to IACH in exchange for the issuance of certain shares of IACH (the "Exchange shares)

AGREED

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

ARTICLE I

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF CORP

As an inducement to, and to obtain the reliance of IACH, except as set forth on the CORP  Schedules (as hereinafter defined), CORP represents and warrants as follows:

Section 1.01

Organization.  CORP  is a Corporation duly organized, validly existing, and in good standing under the laws of Florida and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states or countries in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to be so qualified would not have a material adverse effect on its business. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of CORP’S Corporation documents, or otherwise to authorize the execution and delivery of this Agreement. CORP has full power, authority, and legal right and has taken all action required by law and otherwise to consummate the transactions herein contemplated.

Section 1.01

Title and Related Matters.  CORP has good and marketable title to all of the assets free and clear of all liens, pledges, charges, or encumbrances. CORP owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with CORP  and CORP  has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, propriety techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of CORP  or any material portion of its properties, assets, or rights except as herein listed. Securities Filings; Financial Statements.

Section 1.02

Information.  The information concerning  LLC are being reviewed by IACH management and its Audit committee as set forth in this Agreement.   In addition Corp has fully disclosed all information related to matters involving LLC or its assets, liabilities, and equity shares or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $5,000 liability or diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of LLC or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the transactions contemplated herein or on LLC, its assets, liabilities, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates and any other related party.

 Section 1.03

Contracts.  There are no "material" contracts, agreements, franchises, license agreements, debt instruments or other commitments to which CORP or LLC are a party or by which it or any of its patents, assets, products, technology, or properties are bound other than those incurred in the ordinary course of business (as used in this Agreement, a "material" contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than six (6) months after the date of this Agreement or (ii) involves aggregate obligations of at least five thousand dollars ($5,000);

a)

All contracts, agreements, franchises, license agreements, and other commitments to which LLC is a party or by which its properties are bound and which are material to the operations of LLC taken as a whole are valid and enforceable by LLC   in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

b)

CORP or LLC is not a party to or bound by, and the properties of LLC are not subject to any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, the business operations, properties, assets, or condition of LLC ; and

c)

LLC is not a party to any agreement, contract, or indenture relating to the borrowing of money, guaranty of any obligation, other than one on which LLC is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate do not exceed more than one year or providing for payments in excess of $5,000 in the aggregate; (vi) collective bargaining agreement; or  agreement with any present or former officer or director of LLC.

Section 1.04

Title and Related Matters.  CORP represents that LLC has good and marketable title to all of its properties, inventory, interest in properties, and assets, real and personal, which are reflected in the most recent LLC balance sheet (attached as Exhibit A hereto) or acquired after that date (except properties, inventory, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the CORP Schedules.  Except as set forth in the LLC Schedules, LLC owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with LLC'S business.  Except as set forth in the LLC Schedules, no third party has any right to, and LLC has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, propriety techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of LLC or any material portion of its properties, assets, or rights. CORP and LLC also represent that thgere are no other liabilities of LLC other than those shown on the attached balance sheet and further indemnifies IACH as to these liabilities.

Section 1.05

Litigation and Proceedings.  There are no actions, suits, proceedings or investigations pending or, to the knowledge CORP or LLC after reasonable investigation, threatened by or against CORP or LLC or affecting LLC  or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind except as disclosed in its filings.  CORP has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

Section 1.06

Material Contract Defaults.  CORP is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of CORP or LLC and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which CORP has not taken adequate steps to prevent such a default from occurring except as disclosed in its filings.

             Section 1.07

No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute an event of default under, or terminate, accelerate or modify the terms of any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which CORP   is a party or to which any of its properties or operations are subject.

Section 1.08

Governmental Authorizations.  CORP has all licenses, franchises, permits, and other governmental authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof.  Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent or order of, of registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by CORP of this Agreement and the consummation by CORP of the transactions contemplated hereby.

Section 1.09

Compliance With Laws and Regulations.  To the best of its knowledge, CORP has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of CORP or except to the extent that noncompliance would not result in the occurrence of any material liability.  This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

Section 1.10

Insurance.  All of the properties of LLC are insured for their replacement cost.

Section 1.11

Approval of Agreement.  The board of directors of CORP has authorized the execution and delivery of this Agreement.

Section 1.12

Material Transactions or Affiliations.  Except as disclosed herein and in the CORP Schedules, there exists no contract, agreement or arrangement between CORP, LLC and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer or director or a related party. CORP has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person or related party.

Section 1.13

Valid Obligation.  This Agreement and all agreements and other documents executed by CORP in connection herewith constitute the valid and binding obligation of CORP, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF IACH

As an inducement to, and to obtain the reliance of CORP and the CORP Shareholders, IACH represents and warrants as follows:

Section 2.01

Organization.  IACH is a corporation duly organized, validly existing, and in good standing under the laws of the North Carolina and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of IACH'S certificate of incorporation or bylaws.  IACH has taken all action required by law, its certificate of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and IACH has full power, authority, and legal right and has taken all action required by law, its certificate of incorporation, bylaws, or otherwise to consummate the transactions herein contemplated.

Section 2.03

Securities Filings; Financial Statements.

(a)

IACH is required to file forms or reports with the Securities and Exchange Commission and is in compliance with all such requirements.

Section 2.04

Information. The information concerning IACH set forth in this Agreement and the IACH SEC filings are complete and accurate in all material respects and do not contain any untrue statements of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.  In addition, IACH has fully disclosed in its filings to CORP (through this Agreement or the IACH Schedules) all information relating to matters involving IACH or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $10,000 liability or diminution in value, (ii) have led or may lead to a competitive disadvantage on the part of IACH or (iii) either alone or in aggregation with other information covered by this Section, otherwise have led or may lead to a material adverse effect on the transactions contemplated herein or on IACH, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with affiliates.

Section 2.05

Absence of Certain Changes or Events.  Except as disclosed in its filings or permitted in writing by CORP, since the date of the most recent IACH filings:

(a)

There has not been (i) any material adverse change in the business, operations, properties, assets or condition of IACH or (ii) any damage, destruction or loss to IACH (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of IACH;

(b)

IACH has not (i) amended its certificate of incorporation or bylaws; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of IACH; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any transactions or agreements other than in the ordinary course of business; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or  termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees ; or  (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment or arrangement, made to, for or with its officers, directors, or employees;

(c)

IACH has not (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent IACH balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than $1000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of IACH..

(d)

To the best knowledge of IACH, it has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of IACH.

Section 2.06

Title and Related Matters.  IACH has good and marketable title to all of its properties, inventory, interest in properties, and assets, real and personal, which are reflected in the most recent IACH balance sheet or acquired after that date (except properties, inventory, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the IACH Schedules.  Except as set forth in the IACH Schedules, IACH owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with IACH'S business.  Except as set forth in the IACH Schedules, no third party has any right to, and IACH has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, propriety techniques, trademarks, service marks, trade names, or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of IACH or any material portion of its properties, assets, or rights.

Section 2.07

Litigation and Proceedings.  There are no actions, suits, proceedings or investigations pending or, to the knowledge IACH after reasonable investigation, threatened by or against IACH or affecting IACH or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind except as disclosed in its filings.  IACH has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality or any circumstance which after reasonable investigation would result in the discovery of such default.

Section 2.08

Material Contract Defaults.  IACH is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets or condition of IACH and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which IACH has not taken adequate steps to prevent such a default from occurring except as disclosed in its filings.

Section 2.09

No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which IACH is a party or to which any of its assets or operations are subject.

Section 2.10

Governmental Authorizations.  IACH has all licenses, franchises, permits, and other governmental authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof.  Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent or order of, of registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by IACH of this Agreement and the consummation by IACH of the transactions contemplated hereby.

Section 2.11

Compliance With Laws and Regulations.  To the best of its knowledge, IACH has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of IACH or except to the extent that noncompliance would not result in the occurrence of any material liability.  This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

Section 2.12

Insurance.  All of the properties of IACH are not insured for their replacement cost.

Section 2.13

Approval of Agreement.  The board of directors of IACH has authorized the execution and delivery of this Agreement by IACH and will sign herein their approval.

Section 2.14

Material Transactions or Affiliations.  Except as disclosed herein and in the IACH Schedules, there exists no contract, agreement or arrangement between IACH and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer or director. IACH has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

Section 2.15

Valid Obligation.  This Agreement and all agreements and other documents executed by IACH in connection herewith constitute the valid and binding obligation of IACH, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

ARTICLE III

PLAN OF EXCHANGE

Section 3.01 The Exchange CORP shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, 100% of all B units of LLC. . In exchange for the transfer of SAID Assets of the CORPS  IACH shall issue to CORP 116,000,000 (116,000,000 shares of its common shares or 1,160,000 of New preferred to be determined by closing). All accounting terms such as "assets", "tangible", "liabilities", “related party”, "net income", etc. shall be determined by reference to U.S. generally accepted accounting principles, consistently applied, as interpreted or modified by Regulation S-X promulgated under the Securities Exchange Act of 1934, and shall not include the cumulative effect of accounting changes, changes or additional resulting from the transactions contemplated hereby, changes in accounting principles. LLC shall be delivered free and clear of any and all liabilities except as herein listed as the to be attached Audit of LLC.. The Web sites, contracts, software and any listed, implied assets either listed on not, all agreements will be assigned to IACH.  All shares of this agreement shall be issued under the security laws of 1934. LLC shall as a part of this agreement approve a designated person from LLC or CORP to be a BOD member of IACH.

Section 3.02

Closing.  The closing ("Closing") of the transactions contemplated by this Agreement, the closing documents, and any other changes or amendments as agreed, shall be on a date and at such time as the parties may agree ("Closing Date"). Such Closing shall take place at a mutually agreeable time and place with Parties but not later than December 30, 2011 or sooner.

Section 3.03

Closing Events.  At the Closing IACH and CORP shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered) any and all  units, opinions, financial statements, schedules, agreements, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby

ARTICLE IV

SPECIAL COVENANTS

             Section 4.00     licensing  CORP shall transfer (to a new entity to be determined) all licensing and Patent rights of all products and other products common to the Licensing or Patent industry.

            Section 4.01     Not used.

            Section 4.02

     Access to Properties and Records.  IACH and CORP will each afford to the officers and authorized representatives of the other full access to the properties, books and records of IACH or CORP , as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of IACH or CORP , as the case may be, as the other shall from time to time reasonably request.  Without limiting the foregoing, as soon as practicable after the end of each fiscal quarter (and in any event through the last fiscal quarter prior to the Closing Date), each party shall provide the other with quarterly internally prepared and un-audited financial statements.

Section 4.03

Delivery of Books and Records.  CORP shall deliver all paperwork as to the closing.

Section 4.04

Third Party Consents and Certificates.  IACH and CORP agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 4.05

Indemnification.

(a)

CORP hereby agrees to indemnify IACH and each of the officers, agents and directors of IACH as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Article I of this Agreement.  CORP further indemnifies IACH with respect to the total liabilities of LLC. The indemnification provided for in this paragraph shall survive the Closing.

(b)

IACH hereby agrees to indemnify CORP and each of the officers, agents, and directors of CORP  and each of the CORP Shareholders as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article II of this Agreement.  The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby.

MISCELLANEOUS

Section 5.01

Brokers.  IACH and CORP agree that, except for William Craig there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. The consultant herein shall be vested and consulting fees due upon the signing of this agreement not as to the closing and all fees shall be issued as requested by said consultant due and payable as per contracts. IACH and CORP  each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder's fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

Section 5.02

Governing Law.  This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the State of Florida without giving effect to principles of conflicts of law there under.  Each of the parties (a) irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the federal courts of the United States, (b) by execution and delivery of this Agreement, irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the aforesaid court, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

Section 5.03

Notices.  Any notice or other communications required or permitted hereunder shall  be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to IACH, to:	The Board of Directors
INFORMATION ARCHITECTS CORPORATION

If to CORP , to	Peter M Burgess
901 SE 17th Srteet
Suite 206
Fort Lauderdale
Florida 33316

with copies to:	WILLIAM CRAIG
Consultant
7625 CHAPELHILL Dr
Orlando Fl, 32819

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 5.04

Attorney's Fees.  In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 5.05

Confidentiality.  Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.  In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

Section 5.06

Third Party Beneficiaries.  This contract is strictly between IACH and CORP, and, except as specifically provided, no director, officer, stockholder (other than the CORP  Shareholders), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 5.07

Expenses.  Each of IACH and CORP will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

Section 5.08

Entire Agreement.  This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 5.09

Survival; Termination.  The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

Section 5.10

Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 5.11

Amendment or Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

Section 5.12

Best Efforts.  Subject to the terms and conditions herein provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable.  Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

SIGNATURE PAGE

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

INFORMATION ARCHITECTS CORP

 BY:  /s/ Roland Breton

         Roland Breton

         President/Director

 DATED: December 30, 2011

BY:  /s/ Thomas Jaspers

        Thomas Jaspers

        CFO/Director

WELLESLEY ASSET SECURED PORTFOLIO, INC

PAN AMERICAN FUND LLC

 BY:  /s/ Peter M Burgess

         Peter M Burgess

        Officer and LLC manager

DATED: December 30, 2011